Other commitments and contingencies	12 Months Ended
Dec. 31, 2022
Other commitments and contingencies
Other commitments and contingencies

23.Other commitments and contingencies

Commitments

The Group plans to move to new facilities in 2023 and has entered into a lease contract for offices and laboratories with handover taking place approximately mid-2023. Expected payments include monthly rent of €141, an anticipated one-time payment of €1,170 for laboratory construction and a security deposit of €503. The contractual lease term is ten years including a cancellation option after 5 years with an expected start mid-2023. The terms provide for renewal options.

Contingencies

Affimed has entered into various license agreements that contingently trigger payments upon achievement of certain milestones and royalty payments upon commercialization of a product in the future.